                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 23, 1998



                          PACIFIC GULF PROPERTIES INC.
             (Exact name of Registrant as specified in its Charter)


        MARYLAND                      1-12546                  33-0577520
 (State of Incorporation)      (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)


        4220 VON KARMAN, 2ND FLOOR, NEWPORT BEACH, CALIFORNIA, 92660-2002
          (Address of principal executive offices, including zip code)

                                  949-223-5000
              (Registrant's telephone number, including area code)

ITEM 2.        ACQUISITION AND DISPOSITION OF ASSETS.

               Pacific Gulf Properties Inc. (the "Company") completed the following transactions in December 1998.

               DISPOSITION OF MULTIFAMILY PROPERTIES

               On December 23, 1998, the Company sold the following five multifamily apartment communities located in Seattle, Washington (collectively referred to as "Northwest Multifamily Properties") for a total cash consideration of $78,500,000:


                                               Apartment
               Property Name                     Units    Occupancy %
               ------------------------------------------------------
               Hampton Bay Apartments             304         93%
               Fultons Crossing Apartments        256         95
               Fultons Landing Apartments         248         92
               Heatherwood Apartments             368         95
               Holly Ridge Apartments             146         90
                                                -----

                                                1,322
                                                =====


               The Northwest Multifamily Properties constitute all of the Company's multifamily properties in the Pacific Northwest and were sold to SAP II Originating LLC, a New York limited liability company ("SAP II"). As a result of the sale, the Company's multifamily holdings decreased to 3,265 apartment units.

               The sale of the Northwest Multifamily Properties generated a net gain of approximately $29,000,000 and net proceeds of approximately $75,000,000. Proceeds from the sale were deposited into a deferred exchange account and were applied to the acquisition of seven industrial properties (described below) on a tax-deferred basis pursuant to Section 1031 of the Internal Revenue Code. The transaction was an all-cash sale and the Company has no continuing involvement, accordingly, the Company recognized the sale using the full accrual method of accounting.

               Prior to the sale, the Company completed the following loan transactions:

               The Company released Hollyridge Apartments and Heatherwood Apartments from the security interest related to a tax-exempt loan with a lender by substituting Applewood Apartments, an unrelated multifamily property, as the new collateral in satisfaction of the lender's requirements. Prior to the substitution, the Company repaid outstanding indebtedness on Applewood Apartments totaling $11,574,000 utilizing proceeds borrowed under the Company's revolving line of credit with Wells Fargo Bank.

               The Company released Hampton Bay Apartments from the security interest related to a loan from a life insurance company.
               The Company substituted a letter of credit issued by a bank totaling $9,400,000 and expiring December 1999 for the trust deed on Hampton Bay Apartments. The Company remains obligated on the life insurance company loan and anticipates pledging an unrelated property as collateral prior to the letter of credit expiration date.

               INDUSTRIAL ACQUISITIONS

               On December 23, 1998, the Company reinvested the proceeds from the sale of the Northwest Multifamily Properties by acquiring seven industrial properties located in the states of Arizona, California and Oregon for a total cash consideration of $76,000,000. Six of the industrial properties were acquired from RREEF Performance Partnership I - LP, an Illinois limited partnership ("RREEF"), for a gross purchase price of $69,600,000. The remaining industrial property was acquired from SPT Real Estate Corp., a Maryland corporation ("SPT"), for a gross purchase price of $6,400,000. RREEF and SPT are both affiliated companies of RREEF America, a pension fund manager.

               The industrial acquisitions (collectively referred to as the "RREEF/SPT Industrial Portfolio") included the following properties:


                                                                                      Leasable Square
               Property Name                                          Location              Feet            Occupancy %
               ---------------------------------------------------------------------------------------------------------
               RREEF ACQUISITIONS
                      Hohokam 10 East                           Tempe, Arizona             256,900              97%
                      Hohokam 10 West                           Phoenix, Arizona            65,900              95%
                      Hesperian Business Park                   Hayward, California        153,000             100%
                      Sierra Trinity Industrial Park            Dublin, California         223,400              89%
                      Contra Costa Diablo Industrial Park       Concord, California        146,300              69%
                      Airport Business Center                   Portland, Oregon           228,500              93%

               SPT ACQUISITION
                      West Sacramento Industrial Center         Sacramento, California     214,900              80%
                                                                                         ---------

                                                                                         1,288,900
                                                                                         =========


                Each property constituting the RREEF/SPT Industrial Portfolio is located within a region where the Company maintains a regional office. As a result of this transaction, the Company increased its industrial holdings to 15,513,000 leasable square feet approximately. The Company plans to spend an aggregate of $1,500,000 on capital improvements related to this portfolio within 12 months.

                The disposition and acquisition transactions referred to above were consummated with unrelated parties. In each case, the Company's acquisition was based upon an evaluation of a number of factors, including a review of historical and projected rental revenues and expenses, capitalization rates for similar properties, prevailing market conditions in the area and studies including a review of financial operations, environmental conditions and site inspections.

                ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (a)      See Index to Financial Statements attached hereto.

                        Pro forma financial statements are included herein pursuant to Article 11 of Regulation S-X. Audited combined financial statements required by Article 3-14 of Regulation S-X for the Acquisitions will be filed within 60 days as an amendment to this Form 8-K.

               (b)      Exhibits

                        Agreements

                        10.1 Purchase Agreement and Escrow Instructions and related amendments between Pacific Gulf Properties Inc. (as seller) and SAP II Originating LLC (as buyer) for the sale of the Northwest Multifamily Properties.

                        10.2 Industrial Portfolio Agreement of Purchase and Sale and related amendments between Pacific Gulf Properties Inc. (as buyer) and RREEF Performance Partnership I - LP (as seller) for the acquisition of the RREEF industrial properties.

                        10.3 Industrial Portfolio Agreement of Purchase and Sale and related amendments between Pacific Gulf Properties Inc. (as buyer) and SPT Real Estate Corp. (as seller) for the acquisition of the SPT industrial property.



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GULF PROPERTIES INC.




/s/Donald G. Herrman
--------------------------------------------
Donald G. Herrman
Executive Vice President,
Chief Financial Officer and Secretary



DATED:  January 7, 1999
        ------------------------------------

                          PACIFIC GULF PROPERTIES INC.

                          INDEX TO FINANCIAL STATEMENTS


                                                                                                                      Page
                                                                                                                      ----
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998...........................................     5

Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1998.............     6

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1997.....................     7

Notes to Pro Forma Condensed Consolidated Financial Statements....................................................     8

                          PACIFIC GULF PROPERTIES INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1998
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)



                                                                      PRO FORMA ADJUSTMENTS
                                                                    ----------------------------
                                                                      SALE OF     ACQUISITION OF
                                                                     NORTHWEST      RREEF/SPT
                                                    COMPANY         MULTIFAMILY     INDUSTRIAL       COMPANY
                                                   HISTORICAL       PROPERTIES      PORTFOLIO       PRO FORMA
                                                   ----------       -----------   --------------    ---------
                                                                       (A)             (B)
ASSETS
Real estate, net
    Operating properties                            $ 780,168       $ (46,219)      $  76,000       $ 809,949
    Properties under development                       34,485            --              --            34,485
Cash and cash equivalents                               5,114          74,887         (75,466)          4,535
Accounts receivable                                     4,893            --              --             4,893
Other assets                                           15,088            --              --            15,088
                                                    ---------       ---------       ---------       ---------
                                                    $ 839,748       $  28,668       $     534       $ 868,950
                                                    =========       =========       =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Loans payable                                       $ 278,440       $ (11,574)      $    --         $ 266,866
Line of credit                                        116,600          11,574            --           128,174
Accounts payable and accrued liabilities               15,882            (245)            534          16,171
Dividends payable                                       9,609            --              --             9,609
Convertible subordinated debentures                    12,261            --              --            12,261
                                                    ---------       ---------       ---------       ---------
                                                      432,792            (245)            534         433,081
                                                    =========       =========       =========       =========

Minority interest in consolidated partnerships         17,821            --              --            17,821

Shareholders' equity
    Preferred stock                                        28            --              --                28
    Common shares                                         200            --              --               200
    Outstanding restricted stock                       (1,282)           --              --            (1,282)
    Additional paid-in capital                        412,058            --              --           412,058
    Retained earnings (distributions in
      excess of earnings)                             (21,869)         28,913            --             7,044
                                                    ---------       ---------       ---------       ---------
                                                      389,135          28,913            --           418,048
                                                    ---------       ---------       ---------       ---------

                                                    $ 839,748       $  28,668       $     534       $ 868,950
                                                    =========       =========       =========       =========


The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                          PACIFIC GULF PROPERTIES INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                     PRO FORMA ADJUSTMENTS
                                                                                 --------------------------------
                                                                                   SALE OF         ACQUISITION OF
                                                                                  NORTHWEST          RREEF/SPT
                                    COMPANY                                       MULTIFAMILY        INDUSTRIAL          COMPANY
                                   HISTORICAL     ADJUSTMENTS        ADJUSTED     PROPERTIES         PORTFOLIO         PRO FORMA
                                  ------------   ------------      ------------   -----------      --------------     ------------
REVENUES
Rental income
      Industrial properties       $     54,993   $      4,782 (C)  $     59,775    $        --       $      6,430 (N) $     66,205
      Multifamily properties            27,916         (1,319)(C)        26,597         (7,671) (K)            --           18,926
                                  ------------   ------------      ------------    -----------       ------------     ------------
                                        82,909          3,463            86,372         (7,671)             6,430           85,131
EXPENSES
Rental property expenses
      Industrial properties             11,979          1,101 (C)        13,080             --              1,649 (N)       14,729
      Multifamily properties            10,290           (459)(C)         9,831         (2,869) (K)            --            6,962
                                  ------------   ------------      ------------    -----------       ------------     ------------
                                        22,269            642            22,911         (2,869)             1,649           21,691

Depreciation                            14,751            559 (D)        15,310           (999) (M)         1,520 (O)       15,831
Interest                                18,965          2,533 (E)        20,659           (129) (L)            --           20,530
                                                         (129)(F)
                                                         (710)(P)
General and administrative               3,912             --             3,912             --                 --            3,912

Minority interest in earnings of
      consolidated partnerships            733            296 (G)         1,029             --                 --            1,029
                                  ------------   ------------      ------------    -----------       ------------     ------------

NET INCOME                              22,279            272            22,551         (3,674)             3,261           22,138

Less preferred dividend
      requirements                       3,621             --             3,621             --                 --            3,621
                                  ------------   ------------      ------------    -----------       ------------     ------------

INCOME AVAILABLE TO COMMON
      SHAREHOLDERS (S)(T)         $     18,658   $        272      $     18,930    $    (3,674)      $      3,261     $     18,517
                                  ============   ============      ============    ===========       ============     ============

WEIGHTED AVERAGE COMMON SHARES
      OUTSTANDING (Q)               19,989,833                                                                          19,989,833
                                  ============                                                                        ============

NET INCOME PER COMMON SHARE       $        .93                                                                        $        .93
                                  ============                                                                        ============



The accompanying notes are an integral part of the pro forma financial condensed consolidated statements.

                          PACIFIC GULF PROPERTIES INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                     PRO FORMA ADJUSTMENTS
                                                                                 --------------------------------
                                                                                   SALE OF         ACQUISITION OF
                                                                                  NORTHWEST          RREEF/SPT
                                    COMPANY                                       MULTIFAMILY        INDUSTRIAL          COMPANY
                                   HISTORICAL     ADJUSTMENTS        ADJUSTED     PROPERTIES         PORTFOLIO         PRO FORMA
                                  ------------   ------------      ------------   -----------      --------------     ------------

REVENUES
Rental income
      Industrial properties       $     36,410  $     38,805 (C)   $    75,215    $       --        $      8,473 (N) $     83,688
      Multifamily properties            33,096          (521)(C)        32,575        (9,568) (K)             --           23,007
                                  ------------  ------------       -----------    ----------        ------------     ------------
                                        69,506        38,284           107,790        (9,568)              8,473          106,695
EXPENSES
Rental property expenses
      Industrial properties              8,212        10,848 (C)        19,060            --               2,179 (N)       21,239
      Multifamily properties            12,754          (278)(C)        12,476        (3,716) (K)             --            8,760
                                  ------------  ------------       -----------    ----------        ------------     ------------
                                        20,966        10,570            31,536        (3,716)              2,179           29,999

Depreciation                            12,008         6,435 (I)        18,443        (1,289) (M)          2,027 (O)       19,181
Interest                                17,337        (1,188)(P)        27,794          (173) (L)             --           27,621
                                                      11,927 (J)
                                                        (282)(E)
General and administrative               3,159            --             3,159            --                  --            3,159
Minority interest in earnings in
      consolidated partnerships            172         1,201 (G)         1,373            --                  --            1,373
                                  ------------  ------------       -----------    ----------        ------------     ------------
NET INCOME                              15,864         9,621            25,485        (4,390)              4,267           25,362

Less preferred dividend
      requirements                         855         3,972 (H)         4,827            --                  --            4,827
                                  ------------  ------------       -----------    ----------        ------------     ------------
INCOME AVAILABLE TO COMMON
      SHAREHOLDERS (R)            $     15,009  $      5,649       $    20,658    $   (4,390)       $      4,267     $     20,535
                                  ============  ============       ===========    ==========        ============     ============

WEIGHTED AVERAGE COMMON SHARES
      OUTSTANDING (Q)               13,685,693                                                                         19,913,158
                                  ============                                                                       ============

NET INCOME PER COMMON SHARE       $       1.10                                                                       $       1.03
                                  ============                                                                       ============


The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
         (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA)


NOTE 1 - BASIS OF PRESENTATION

Pacific Gulf Properties Inc. is incorporated in Maryland and operates as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended. Pacific Gulf Properties Inc. commenced operations on February 18, 1994 upon the completion of its initial public offerings and consummation of certain formation transactions.

On December 23, 1998, the Company sold five multifamily properties constituting all of its family apartments located in Seattle, Washington (collectively referred to as the "Northwest Multifamily Properties"). On the same date, the Company purchased seven industrial properties comprising the RREEF/SPT Industrial Portfolio. Both transactions are more fully described in Item 2 of this Form 8-K filing.

The pro forma condensed consolidated financial statements of the Company are not necessarily indicative of what the Company's financial position or results of operations would have been assuming the completion of the transactions described below as of the beginning of the periods indicated, nor does it purport to project the Company's financial position or results of operations at any future date or for any future period. In addition, the historical operating results for the nine months ended September 30,1998 are not necessarily indicative of the results to be obtained by the Company for the year ending December 31, 1998. The following pro forma information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and all of the financial statements and notes thereto contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30,1998, and the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

Pro Forma Consolidated Balance Sheet

The Company's pro forma condensed consolidated balance sheet, presented as of September 30, 1998, is based on the unaudited historical financial statements of the Company as included in the Company's Quarterly Report on Form 10-Q, and include the following pro forma adjustments to reflect the acquisitions, dispositions and related transactions consummated by the Company subsequent to September 30, 1998:

(i) the repayment in December 1998 of the outstanding indebtedness on the Applewood Apartments totaling $11,574 with proceeds from the Company's revolving line of credit to facilitate the sale of the Northwest Multifamily Properties, as more fully described in Item 2 of this Form 8-K filing.

(ii)    the sale of the Northwest Multifamily Properties in December 1998.

(iii)   the acquisition of the RREEF/SPT Industrial Portfolio in December 1998.

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
         (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA)



NOTE 1 - BASIS OF PRESENTATION (continued)

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 1998

The pro forma condensed consolidated statement of operations of the Company for the nine months ended September 30, 1998 is based on the unaudited historical financial statements included in the Company's Quarterly Report on Form 10-Q, and includes pro forma adjustments to reflect the following acquisitions, dispositions and related transactions consummated by the Company subsequent to September 30, 1998 together with other adjustments to reflect the effect of other transactions completed within the period reported herein, as if all of the transactions had occurred as of the beginning of the period presented:

Pro Forma Adjustments (Transactions Completed Subsequent to September 30, 1998)

(i) the repayment of the outstanding indebtedness on the Applewood Apartments with proceeds from the Company's revolving line of credit to facilitate the sale of the Northwest Multifamily Properties.

(ii)    the sale of the Northwest Multifamily Properties in December 1998.

(iii)   the acquisition of the RREEF/SPT Industrial Portfolio in December 1998.

Other Adjustments (Transactions Completed During 1998)

(iv) the purchase of the following industrial properties during the quarter ended March 31, 1998: (a) Mountain Avenue Business Park; (b) Lurline Industrial Park; (c) Valley View Industrial Center; (d) Los Alamitos Business Park; (e) Walnut Avenue Business; and (f) Madison West Business Park;

(v) the purchase in March 1998 of a controlling general partner interest in the partnership that owns NW-Garden Grove;

(vi) the repayment in March 1998 of the Company's revolving line of credit from Bank of America using a $40,000 bridge loan facility;

(vii) the repayment in April 1998 of the $40,000 bridge loan facility with proceeds from a $150,000 revolving credit line from Wells Fargo Bank;

(viii) the purchase in June 1998 of the Koll Industrial Portfolio and Eastman Kodak Properties; and

(ix) the sale in August 1998 of the Lora Lakes Apartments, a multifamily property containing 234 apartment units located in the state of Oregon.

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
         (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA)



NOTE 1 - BASIS OF PRESENTATION (continued)

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997

The Company's pro forma condensed consolidated statement of operations for the year ended December 31, 1997 is based on the audited historical financial statements of the Company as included in the Company's Annual Report on Form 10-K, and includes pro forma adjustments to reflect the following acquisitions, disposition and related transactions which were consummated by the Company subsequent to September 30, 1998 together with other adjustments to reflect the effect of other transactions completed within the period reported herein, as if all of the transactions had occurred as of the beginning of the period presented:

Pro Forma Adjustments (Transactions Completed Subsequent to September 30, 1998)

(i) the repayment in December 1998 of the outstanding indebtedness on the Applewood Apartments with proceeds from the Company's revolving line of credit to facilitate the sale of the Northwest Multifamily Properties.

(ii)    the sale of the Northwest Multifamily Properties in December 1998.

(iii)   the acquisition of the RREEF/SPT Industrial Portfolio in December 1998.

Other Adjustments (Transactions Completed During 1997)

(iv) the purchase in January and February 1997 of three warehouse/distribution facilities containing an aggregate of 521,000 leasable square feet located in Washington and California (the "January 1997 Industrial Acquisitions") with proceeds from a public offering of 2,300,000 shares of the Company's Common Stock consummated in January 1997 (the "January 1997 Common Stock Offering");

(v) the completion of the January 1997 Common Stock Offering and the application of the net proceeds thereof as more fully described in the related Prospectus Supplement filed with the Securities and Exchange Commission;

(vi) the purchase of a warehouse/distribution facility in March 1997 containing approximately 570,000 leasable square feet located in Woodland, California ("Woodland Distribution Center");

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
         (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA)



NOTE 1 - BASIS OF PRESENTATION (continued)

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997 (continued)

Other Adjustments (Transactions Completed During 1997) (continued)

(vii) the repayment in April 1997 of certain indebtedness totaling $7,000 with proceeds from the issuance of 270,270 shares of $.01 par value Class A Senior Cumulative Convertible Preferred Stock (the "Class A Preferred Stock");

(viii) the purchase of the following properties utilizing proceeds from a public offering of 2,131,700 shares of the Company's common stock consummated in June 1997 (the "June 1997 Common Stock Offering"): (a) Algona Distribution Center, a warehouse/distribution facility containing approximately 250,000 leasable square feet located in Algona, Washington purchased by the Company in January 1997 for redevelopment purposes; (b) a 12.8-acre land parcel located in Lake Forest, California purchased by the Company in May 1997, for the development of a multi-tenant industrial complex containing approximately 204,000 leasable square feet (the "Lake Forest Land Parcel"); (c) a 17.1-acre land parcel located in Irvine, California purchased by the Company in July 1997 for the development of a warehouse/distribution business park containing approximately 235,000 leasable square feet (the "Pacific Gulf Spectrum Land"); (d) Vons Distribution Center, a warehouse/distribution center containing approximately 360,000 leasable square feet purchased by the Company in August 1997 for redevelopment purposes (the "Vons Distribution Center" together with the "Algona Distribution Center," the "Lake Forest Land Parcel," and the "Pacific Gulf Spectrum Land" are collectively referred to as the "Development Properties"); and (e) a controlling general partner interest in two partnerships that own two "active senior" multifamily properties containing 551 units located in Escondido, California (the "Senior Apartments");

(ix) the completion of the June 1997 Common Stock Offering and the application of the net proceeds thereof as more fully described in the related Prospectus Supplement filed with the Securities and Exchange Commission;

(x) the purchase in July 1997 of an industrial portfolio of five industrial properties containing approximately 1,532,000 leasable square feet located in California (the "AEW/Lincoln Properties") utilizing borrowings under the Company's acquisition facility and proceeds from the issuance of 470,588 shares of $.01 par value Class B Senior Cumulative Convertible Preferred Stock (the "Class B Preferred Stock");

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
         (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA)



NOTE 1 - BASIS OF PRESENTATION (continued)

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997 (continued)

Other Adjustments (Transactions Completed During 1997) (continued)

(xi) the purchase in September 1997 of an industrial park containing approximately 142,000 leasable square feet located in Concord, California (the "Concord Industrial Park");

(xii) the purchase in October 1997 of a controlling general partner interest in the partnership that owns Eden Plaza/Eden Industrial Park, two industrial properties containing approximately 501,000 leasable square feet located in Hayward, California;

(xiii) the borrowings in October 1997 under the Company's revolving line of credit which were used to repay a $4,000 maturing loan payable;

(xiv) the repayment in October 1997 of the outstanding balances under the Company's acquisition facility with proceeds from a $34,000 term loan;

(xv) The issuance in October 1997 of an additional 235,294 shares of Class B Preferred Stock;

(xvi) the purchase of the following properties utilizing, in part, the proceeds from a public offering of 4,250,000 shares of the Company's Common Stock (the "November 1997 Common Stock Offering"): (a) California Commerce Parks Portfolio, consisting of four industrial properties containing approximately 733,000 leasable square feet located in California acquired by the Company in December 1997; (b) Bradshaw Business Centre, a warehouse/distribution business center containing approximately 114,000 leasable square feet located in Sacramento, California acquired by the Company in December 1997; (c) Horn Road Business Complex, a business complex consisting of 14 industrial buildings containing approximately 221,000 leasable square feet located in Sacramento, California acquired by the Company in December 1997; (d) Fullerton Business Center, a warehouse/distribution business park consisting of eight multi-tenant buildings containing 111,000 leasable square feet located in Fullerton, California acquired by the Company in December 1997; (e) Norwood Industrial Park, a multi-tenant industrial park consisting of four building containing approximately 168,000 leasable square feet located in Sacramento, California acquired by the Company in December 1997;

(xvii) the completion of the November 1997 Common Stock Offering and the application of the net proceeds thereof as more fully described in the related Prospectus Supplement filed with the Securities and Exchange Commission;

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
   (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA) (continued)



NOTE 1 - BASIS OF PRESENTATION (continued)

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997 (continued)

Other Adjustments (Transactions Completed During 1997) (continued)

(xviii) the acquisition of three industrial properties ("Amresco Portfolio") containing approximately 543,000 leasable square feet located in Orange County, California, two of which were acquired in November 1997 and the other in December 1997;

(xix) the purchase in December 1997 of an "active senior" multifamily property consisting of 273 apartment units located in Riverside, California ("Tyler Springs Apartments");

(xx) the purchase in December 1997 of four industrial properties containing approximately 619,000 leasable square feet located in California (the "Northwestern Portfolio") utilizing proceeds from the issuance of 1,081,081 shares of Class A Preferred Stock and 705,883 shares of Class B Preferred Stock.

(xxi) the sale in December 1997 of a 279 unit multifamily community apartment located in Oregon ("Waterhouse Apartments");

(xxii) the purchase of the following industrial properties during the quarter ended March 31, 1998: (a) Mountain Avenue Business Park, an industrial park containing approximately 140,000 leasable square feet located in Upland, California acquired by the Company in January 1998 ("Mountain Avenue Business Park"); (b) Lurline Industrial Park, a multi-tenant industrial park containing approximately 125,000 leasable square feet located in Chatsworth, California acquired by the Company in January 1998 ("Lurline Industrial Park"); (c) Valley View Industrial Center, an industrial center containing approximately 300,000 leasable square feet located in Las Vegas, Nevada acquired by the Company in February 1998 ("Valley View Distribution Center"); (d) Los Alamitos Business Park, a business park containing approximately 125,000 leasable square feet located in Los Alamitos, California acquired by the Company in March 1998("Los Alamitos Business Park); (e) Walnut Avenue Business Park, an industrial building containing approximately 76,000 leasable square feet located in Signal Hill, California acquired by the Company in March 1998 ("Walnut Avenue Business Park"); and (f) Madison West Business Park, an industrial project containing approximately 147,000 leasable square feet located in Sacramento, California acquired by the Company in March 1998 ("Madison West Business Park");

(xxiii) the purchase in March 1998 of a controlling general partner interest in a partnership that owns a 168,000 square foot distribution facility located in Garden Grove, California ("NW-Garden Grove");

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
   (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA) (continued)



NOTE 1 - BASIS OF PRESENTATION (continued)

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997 (continued)

Other Adjustments (Transactions Completed During 1997) (continued)

(xxiv) the repayment of the outstanding balance on the Company's revolving line of credit with Bank of America in March 1998 using a $40,000 bridge loan facility from Wells Fargo Bank;

(xxv) the repayment in April 1998 of the $40,000 bridge loan facility with proceeds from a $150,000 revolving credit line from Wells Fargo Bank;

(xxvi) the purchase in June 1998 of the four industrial properties ("Koll Industrial Portfolio") containing approximately 696,000 leasable square feet located in Orange County, California; and two warehouse/industrial facilities (the "Eastman Kodak Properties") containing 476,000 leasable feet for redevelopment purposes; and

(xxvii) the sale in August 1998 of Lora Lake Apartments, a multifamily apartment community containing 234 apartment units located in Burien, Washington.

NOTE 2 - PRO FORMA ADJUSTMENTS

(A) Sale of the following multifamily apartment communities comprising the Northwest Multifamily Properties in December 1998 for a sale price of $78,500, resulting in net proceeds of $74,887 and a net gain of $28,913:


                                                                Apartment
        Property Name                            Units            Cost
                                                 -----          ---------
        Hampton Bay Apartments                    304            $12,374
        Fulton Crossing Apartments                256              8,331
        Fultons Landing Apartments                248              8,120
        Heather Wood Apartments                   368             12,650
        Holly Ridge Apartments                    146              4,744
                                                -----            -------

                                                1,322            $46,219
                                                =====            =======

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
   (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

        In connection with this sale, the Company transferred the liability for tenant security deposits relating to the properties totaling $245 to the buyer. The Company had maintained these funds in segregated cash accounts.

        Prior to this sale, the Company also repaid certain outstanding indebtedness totaling $11,574 with proceeds from its line of credit as more fully described in Item 2 of this Form 8-K filing.

(B) Purchase of the following industrial properties comprising the RREEF/SPT Industrial Portfolio in December 1998 for an aggregate purchase price of $76,000:


                                                                                        Leasable Square        Purchase
        Property Name                                          Location                      Feet               Price
        -----------------------------------            ----------------------           ---------------       ---------
        Hohokam 10 East (1)                            Tempe, Arizona                      256,900            $  19,500
        Hohokam 10 West (1)                            Hayward, Arizona                     65,900                   --
        Hesperian Business Park                        Hayward, California                 153,000                8,000
        Sierra Trinity Industrial Park                 Dublin, California                  223,400               23,000
        Contra Costa Diablo Industrial Park            Concord, California                 146,300                8,000
        Airport Business Center                        Portland, Oregon                    228,500               11,100
        West Sacramento Industrial Park                Sacramento, California              214,900                6,400
                                                                                         ---------            ---------
                                                                                         1,288,900            $  76,000
                                                                                         =========            =========

        (1) Hohokam 10 East and Hohokam 10 West were acquired together for a bulk purchase price of $19,500.

        The Company funded the purchase price utilizing net proceeds from the sale of the Northwest Multifamily Properties which were held in a deferred exchange account prior to the purchase. In connection with the acquisition, the Company received credit through escrow for the assumption of tenant security deposits totaling approximately $534.

(C) Represents the revenues and certain expenses of the properties acquired by the Company during 1997 and 1998 for the period prior to their acquisition (adjusted to reflect increased property taxes based on the properties' acquisition cost and current property tax rates) reduced by revenue and expenses of Waterhouse Apartments and Lora Lakes Apartments prior to their sale in December 1997 and August 1998, respectively:

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
   (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)


                                            For the Nine Months Ended September 30, 1998
                  ------------------------------------------------------------------------------------------------------------------
                           Mountain               Valley               Los      Walnut     Madison
                             Ave.    Lurline      View        NW-    Alamitos    Ave.     West Ave.   Koll     Eastman    Lora Lake
                           Business Industrial Industrial   Garden   Business  Business   Business  Industrial   Kodak    Apartments
                   Total     Park     Park       Center     Grove     Park       Park       Park    Portfolio  Properties   Sale
                  ------- --------- ---------- ----------  -------   --------  --------   --------  ---------  ---------- ---------
Rental Income
   Industrial
     Properties   $ 4,782  $    34   $    54    $   137    $   225   $   219    $   119   $   236    $ 3,205    $   553   $    --
   Multifamily
     Properties    (1,319)      --        --         --         --        --         --        --         --         --    (1,319)
                  -------  -------   -------    -------    -------   -------    -------   -------    -------    -------   -------
                    3,463       34        54        137        225       219        119       236      3,205        553    (1,319)

Rental Property
   Expenses
   Industrial
     Properties     1,101       10        11         24         62        58         38        75        661        162        --
   Multifamily
     Properties      (459)      --        --         --         --        --         --        --         --         --      (459)
                  -------  -------   -------    -------    -------   -------    -------   -------    -------    -------   -------
                      642       10        11         24         62        58         38        75        661        162      (459)
                  -------  -------   -------    -------    -------   -------    -------   -------    -------    -------   -------
                  $ 2,821  $    24   $    43    $   113    $   163   $   161    $    81   $   161    $ 2,544    $   391   $  (860)
                  =======  =======   =======    =======    =======   =======    =======   =======    =======    =======   =======


                                                       For the Year Ended December 31, 1997
                  ----------------------------------------------------------------------------------------------------------
                               January                                                                  Eden
                                 1997        Woodland                      AEW/         Concord       Plaza/
                              Industrial   Distribution      Senior      Lincoln       Industrial       Eden        Amresco
                   Total     Acquisitions     Center       Apartments   Properties        Park       Industrial    Portfolio
                  --------   ------------  ------------    ----------   ----------     ----------    ----------    ---------
Rental Income
    Industrial
      Properties  $ 38,805     $    183      $     60       $     --     $  3,753       $    797      $  1,745      $  1,946
    Multifamily
      Properties      (521)          --            --          1,665           --             --            --            --
                  --------     --------      --------       --------     --------       --------      --------      --------
                    38,284          183            60          1,665        3,753            797         1,745         1,946

Rental Property
    Expenses
    Industrial
      Properties    10,848           59            27             --          737            129           413           346
    Multifamily
      Properties      (278)          --            --            583           --             --            --            --
                  --------     --------      --------       --------     --------       --------      --------      --------
                    10,570           59            27            583          737            129           413           346
                  --------     --------      --------       --------     --------       --------      --------      --------
                  $ 27,714     $    124      $     33       $  1,082     $  3,016       $    668      $  1,332      $  1,600
                  ========     ========      ========       ========     ========       ========      ========      ========


                   For the Year Ended December 31, 1997 (continued)
                  -------------------------------------
                  California
                   Commerce     Fullerton     Horn Road
                    Park         Business      Business
                  Portfolio       Center        Complex
                  ----------    ---------     ---------
Rental Income
    Industrial
      Properties   $  9,743      $    613     $  1,121
    Multifamily
      Properties         --            --           --
                   --------      --------     --------
                      9,743           613        1,121

Rental Property
    Expenses
    Industrial
      Properties      3,602           154          267
    Multifamily
      Properties         --            --           --
                   --------      --------     --------
                      3,602           154          267
                   --------      --------     --------
                   $  6,141      $    459     $    854
                   ========      ========     ========








                                                             For the Year Ended December 31, 1997 (continued)
                             -------------------------------------------------------------------------------------------------------
                                                                        Mountain              Valley               Los       Walnut
                             Bradshaw    Norwood               North-      Ave.    Lurline     View        NW-    Alamitos    Ave
                             Business  Industrial    Tyler    western   Business  Industrial Industrial  Garden   Business  Business
                              Center      Park      Springs   Portfolio   Park       Park      Center     Grove     Park      Park
                             --------   ---------   -------   --------- --------  ---------- ----------  ------   --------  --------
Rental Income
    Industrial Properties     $1,190     $  676      $   --    $3,922    $  583     $  901     $1,532    $1,078    $  972    $  582
    Multifamily Properties        --         --       1,598        --        --         --         --        --        --        --
                              ------     ------      ------    ------    ------     ------     ------    ------    ------    ------
                               1,190        676       1,598     3,922       583        901      1,532     1,078       972       582

Rental Property Expenses
    Industrial Properties        286        180          --     1,563       148        178        335       149       314        97
    Multifamily Properties        --         --         646        --        --         --         --        --        --        --
                              ------     ------      ------    ------    ------     ------     ------    ------    ------    ------
                                 286        180         646     1,563       148        178        335       149       314        97
                              ------     ------      ------    ------    ------     ------     ------    ------    ------    ------
                              $  904     $  496      $  952    $2,359    $  435     $  723     $1,197    $  929    $  658    $  485
                              ======     ======      ======    ======    ======     ======     ======    ======    ======    ======

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
   (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)


                                                For the Year Ended December 31, 1997 (continued)
                                  ---------------------------------------------------------------------------
                                   Madison
                                  West Ave.         Koll           Eastman        Lora Lake       Waterhouse
                                   Business      Industrial         Kodak         Apartments       Apartments
                                    Park          Portfolio      Properties          Sale             Sale
                                  ---------      ----------      ----------       ----------      -----------
Rental Income
    Industrial Properties          $   789         $ 5,412         $ 1,207          $    --          $    --
    Multifamily Properties              --              --              --           (1,774)          (2,010)
                                   -------         -------         -------          -------          -------
                                       789           5,412           1,207           (1,774)          (2,010)

Rental Property Expenses
    Industrial Properties              299           1,213             352               --               --
    Multifamily Properties              --              --              --             (609)            (898)
                                   -------         -------         -------          -------          -------
                                       299           1,213             352             (609)            (898)
                                   -------         -------         -------          -------          -------
                                   $   490         $ 4,199         $   855          $(1,165)         $(1,112)
                                   =======         =======         =======          =======          =======

        The accompanying pro forma consolidated statements of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 do not include historical revenues and expenses for the Development Properties (Algona Distribution Center, the Lake Forest Land Parcel, the Pacific Gulf Spectrum Land and Vons Distribution Center) and Eastman Kodak Properties, which previously had not been operated as rental properties.

(D) Represents depreciation expense of $559 for the nine months ended September 30, 1998 related to the purchase of the following properties, net of $136 of depreciation reduction from the Lora Lake Apartments sale (the actual depreciation related to the Lora Lake Apartments during the nine months ended September 30, 1998). The depreciation expense relating to these properties for the period prior to the date of their purchase was computed utilizing estimated remaining useful lives and depreciable basis as follows:


                                             Purchase       Depreciable    Depreciation
        Property Name                          Price           Basis          Expense
        -----------------------------        --------       -----------    ------------
        Mountain Avenue Business Park         $ 5,156         $ 4,035         $     4
        Lurline Industrial Park                 7,668           5,264              11
        Valley View Industrial Center          14,217           9,473              20
        NW-Garden Grove                         9,004           6,084              32
        Los Alamitos Business Park              7,251           6,163              39
        Walnut Avenue Business Park             4,834           3,137              26
        Madison West Business Park              5,875           3,764              31
        Koll Industrial Portfolio              41,800          31,906             432
        Eastman Kodak Properties               14,307           6,546             100
                                                                              -------

                                                                              $   695
                                                                              =======

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
   (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

(E) Interest expense related to borrowings utilized to purchase certain properties acquired in 1998 as more fully described in Note 1. The interest expense associated with these borrowings for the period prior to the date of these acquisitions is based on the actual interest rate on the specific borrowings, as follows:


                                                                       Pro Forma
                                                            Interest    Interest
        Property Name                            Debt         Rate      Expense
        ------------------------------         -------      --------    --------
        Mountain Avenue Business Park
              Revolving line of credit         $ 5,100        7.31%      $    16
        Lurline Industrial Park
              Revolving line of credit           7,500        7.38%           35
        Valley View Industrial Center
              Loan payable                       4,524        8.38%           63
              Revolving line of credit           9,350        7.38%          115
        Los Alamitos Business Park
              Revolving line of credit           7,251        7.44%          135
        Walnut Avenue Business Park
              Revolving line of credit           4,609        7.44%           86
        Madison West Business Park
              Revolving line of credit           5,725        7.44%          106
        Koll Industrial Portfolio
              Loan payable                       2,428        8.00%          105
              Revolving line of credit          39,152        6.94%        1,471
        Eastman Kodak Properties
              Revolving line of credit          12,500        7.00%          401
                                                                         -------
                                                                         $ 2,533
                                                                         =======

        A 0.125% change in the interest rate on all of the Company's variable rate indebtedness would increase the Company's pro forma interest expense by $120 for the nine months ended September 30, 1998.

(F) Represents net interest savings associated with the repayment in March 1998 of the outstanding balances on the Company's line of credit with Bank of America ($39,885), which bore interest at 7.625% (the effective rate on the line), utilizing borrowings under a $40,000 bridge loan facility from Wells Fargo Bank bearing interest at 6.94%.

(G) Represents the minority interests in earnings of the two partnerships that own the Senior Apartments, the partnership that owns the Eden Plaza/Eden Industrial Park properties and the partnership that owns NW-Garden Grove. Profits and losses are allocated between the Company and the limited partners based on the relative balances of their respective capital accounts. The limited partners in these partnerships are entitled to cash distributions on their limited partnership units to the extent of the lesser of (i) their share of available cash flow or
        (ii) an amount on each limited partnership unit equal to the dividend payable on the Company's Common Stock.

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
   (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA) (continued)


NOTE 2 - PRO FORMA STATEMENT OF OPERATIONS ADJUSTMENTS (continued)

(H) Represents preferred stock dividend requirements of $0.437 per share per quarter related to the Company's Preferred Stock, issued in 1997 as follows: (i) 270,270 shares of Class A Preferred Stock issued by the Company in April 1997, (ii) 470,588 shares of Class B Preferred Stock issued in July 1997, (iii) 235,294 shares of Class B Preferred Stock issued in October 1997, and (iv) 705,883 shares of Class B Preferred Stock and 1,081,081 shares of Class A Preferred Stock issued in December 1997. The Class A Preferred Stock was issued at $18.50 per share pursuant to an agreement to issue up to 1,351,351 shares dated December 31, 1996. The Class B Preferred Stock was issued at $21.25 per share pursuant to an agreement to issue up to 1,411,765 shares dated May 1997. Pursuant to the agreements, the Class A Preferred Stock and the Class B Preferred Stock shares are redeemable by the Company in whole or part, five years from the date of issuance and are convertible into shares of Common Stock, at any time, at the option of the holders based on an initial conversion ratio of one-to-one, subject to adjustment under certain circumstances.

(I) Represents depreciation expense of $6,435 for the year ended December 31, 1997 relating to the purchase of the following properties, net of $289 and $189 depreciation reduction from the Waterhouse Apartments and Lora Lake Apartments sales, respectively, (the actual depreciation relating to the Waterhouse Apartments and Lora Lake Apartments during the year ended December 31, 1997). The depreciation expense relating to these properties, for the period prior to their purchase, was computed utilizing the estimated remaining useful lives and depreciable basis as follows:


                                                                        Purchase      Depreciable     Depreciation
        Property Name                                                    Price           Basis          Expense
        -------------------------------------------------------         --------      -----------     ------------
        Mountain Avenue Business Park                                   $ 5,156         $ 4,035         $   101
        Lurline Industrial Park                                           7,668           5,264             132
        Valley View Industrial Center                                    14,217           9,473             237
        NW-Garden Grove                                                   9,004           6,084             152
        Los Alamitos Business Park                                        7,251           6,163             154
        Walnut Avenue Business Park                                       4,834           3,137             105
        Madison West Business Park                                        5,875           3,764             125
        Koll Industrial Portfolio                                        41,800          31,906             798
        Eastman Kodak Properties                                         14,307           6,546             218
        January 1997 Acquisitions
              Algona Warehouse                                            9,450           7,640               8
              Harbor Business Parks/Harbor Warner Business Park
                                                                         14,600          12,160              25
        Woodland Distribution Center                                     12,875          10,923              46
        Senior Apartments
                    Terrace Gardens Apartments                           10,000           7,950              91
                    Morning View Terrace Apartments                      15,000          10,109             116

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
   (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

                                                   Purchase       Depreciable     Depreciation
        Property Name                               Price            Basis          Expense
        -----------------------------------        --------       -----------     ------------
        AEW/Lincoln Properties                       67,308          53,512             966
        Concord Industrial Park                       7,645           6,051             134
        Eden Plaza/Eden Industrial                   19,000          13,032             344
        Amresco Portfolio
              Tower Park                              9,575           7,498             219
              611 Cerritos                            6,131           4,801             115
              Acacia Business Center                  9,101           7,127             208
        California Commerce Parks portfolio          57,805          44,406           1,064
              Fullerton Business Center               5,513           4,314             103
              Horn Road Business Complex              9,525           6,731             215
              Bradshaw Business Centre                8,722           6,631             212
              Norwood Industrial Park                 4,714           3,495             112
        Tyler Springs                                13,444          11,047             353
        Northwestern Portfolio
              PGDC - Anaheim                          3,323           2,664              85
              PGBP - Cerritos                         8,476           6,794             217
              PGDC - Montebello                       4,809           3,855             123
              PGBP - Irvine                           7,020           5,627             135
                                                                                    -------

        Total                                                                       $ 6,913
                                                                                    =======


(J) Interest expense of $11,927 related to the borrowings utilized to purchase certain properties as described in Note 1, which is net of interest savings resulting from the debt repayment associated with the Waterhouse Apartments of $196 (the actual interest mortgage debt relating to the Waterhouse Apartments during the year ended December 31,
        1997). Interest expense associated with the borrowings used to finance the purchase of these properties for the period prior to these acquisitions is based on the actual interest rates on the specific borrowings, as follows:


                                                                          Pro Forma
                                                              Interest     Interest
        Property Name                           Debt            Rate        Expense
        ------------------------------         ------         --------    ---------
        Mountain Avenue Business Park
              Revolving line of credit         $5,100            7.31%      $  373
        Lurline Industrial Park
              Revolving line of credit          7,500            7.38%         553

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
   (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)


                                                                              Pro Forma
                                                               Interest       Interest
        Property Name                             Debt           Rate         Expense
        ------------------------------           -----         --------       ---------
        Valley View Industrial Center
              Loan payable                       4,524           8.38%          379
              Revolving line of credit           9,350           7.38%          690
        Los Alamitos Business Park
              Revolving line of credit           7,251           7.44%          539
        Walnut Avenue Business Park
              Revolving line of credit           4,609           7.44%          343
        Madison West Business Park
              Revolving line of credit           5,725           7.44%          426
        Koll Industrial Portfolio
              Loan payable                       2,428           8.00%          194
              Revolving line of credit          39,152           6.94%        2,717
        Eastman Kodak Properties
              Revolving line of credit          12,500           7.00%          875
        Woodland Distribution Center
              Revolving line of credit          12,483           8.50%          177
        Senior Apartments
              Terrace Gardens
                    Loan payable                 8,100           6.60%          245
              Morning View Terrace
                    Loan payable                11,000           6.60%          333
        AEW/Lincoln properties
              Revolving line of credit          12,000           7.25%          471
              Acquisition facility              41,625           7.50%        1,691
        Concord Industrial Park
              Loan payable                       4,625           8.50%          262
              Revolving line of credit           2,870           9.00%          172
        Eden Plaza/Eden Industrial
              Loan payable                      12,000           7.05%          670
              Acquisition facility               3,977           7.63%          240
        Horn Road
              Loan payable                       2,879           7.950%         219
        Tyler Springs
              Loan payable                       9,400           5.370%         483
        Amortization of financing cost                                           69
                                                                            -------
                                                                            $12,123
                                                                            =======

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
   (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA) (continued)


NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

        The interest expense on borrowings under the Company's revolving line of credit and the Company's acquisition facility is calculated for the period indicated at interest rates of LIBOR + 1.75% and LIBOR + 2.0%, respectively. The interest rates reflected above represent the actual rates on the date of the borrowings.

        A 0.125% change in the interest rate on all of the Company's variable rate indebtedness would increase the Company's pro forma interest expense by $160 for the year ended December 31, 1997.

(K) Represents the historical revenues and certain expenses of the Northwest Multifamily Properties sold by the Company in December 1998:


                                               For the Nine Months Ending September 30, 1998
                               ----------------------------------------------------------------------------------
                                              Hampton         Fultons       Fultons                        Holly
                                                Bay          Crossing       Landing      Heatherwood       Ridge
                                Total        Apartments     Apartments     Apartments    Apartments      Apartments
                                -----        ----------     ----------     ----------    -----------     ----------
Rental Income                   $7,671         $1,875         $1,486         $1,376         $2,000         $  934
Rental property expense          2,869            709            532            490            790            348
                                ------         ------         ------         ------         ------         ------
                                $4,802         $1,166         $  954         $  886         $1,210         $  586
                                ======         ======         ======         ======         ======         ======


                                                 For the Year Ended December 31, 1997
                               ----------------------------------------------------------------------------------
                                              Hampton        Fultons       Fultons                        Holly
                                                Bay         Crossing       Landing      Heatherwood       Ridge
                                Total        Apartments    Apartments     Apartments    Apartments      Apartments
                                -----        ----------    ----------     ----------    -----------     ----------

Rental Income                   $9,568         $2,451         $1,795         $1,699         $2,460         $1,163
Rental property expense          3,716            908            669            640          1,057            442
                                ------         ------         ------         ------         ------         ------
                                $5,852         $1,543         $1,126         $1,059         $1,403         $  721
                                ======         ======         ======         ======         ======         ======

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
   (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

(L) Represents the net decrease in interest expense resulting from the repayment of the outstanding indebtedness related to Applewood Apartments, as described in Note 1.

(M) Depreciation expense of the Northwest Multifamily Apartments sold by the Company in December 1998:


                                                  Nine
                                                Month Ended          Year Ended
                                               September 30,         December 31,
                                                   1998                 1997
                                               -------------         ------------
        Hampton Bay Apartments                    $  235               $  313
        Fultons Crossing Apartments                  178                  240
        Fultons Landing Apartments                   169                  227
        Heather Wood Apartments                      321                  382
        Holly Ridge Apartments                        96                  127
                                                  ------               ------
                                                  $  999               $1,289
                                                  ======               ======

(N) Represents the combined revenues and certain expenses of the RREEF/SPT Industrial Portfolio acquired by the Company in December 1998 for the period prior to its acquisition (adjusted to reflect increased property taxes based on the properties' acquisition cost and current property tax rates):

                                               Nine
                                            Month Ended          Year Ended
                                            September 30,        December 31,
                                                1998                1997
                                            -------------        ------------

        Rental income                          $6,430               $8,473
        Rental property expenses                1,649                2,179
                                               ------               ------
                                               $4,781               $6,294
                                               ======               ======

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
   (IN THOUSANDS, EXCEPT PER SHARE, SQUARE FOOTAGE AND UNIT DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

(O) Represents depreciation expense relating to the purchase in December 1998 of the RREEF/SPT Industrial Portfolio, for the period prior to its acquisition, computed utilizing an estimated remaining useful life of 30 years and the depreciable basis of the properties as follows:


                                                           For the Nine Months Ended
                                                               September 30, 1998
                                                  -----------------------------------------------
                                                  Purchase         Depreciable       Depreciation
                                                   Price              Basis             Expense
                                                  -------          -----------       ------------
        RREEF/SPT Industrial Portfolio            $76,000            $60,800            $ 1,520
                                                                                        =======


                                                               For the Year Ended
                                                                December 31, 1997
                                                  -----------------------------------------------
                                                  Purchase         Depreciable       Depreciation
                                                   Price              Basis             Expense
                                                  -------          -----------       ------------
        RREEF/SPT Industrial Portfolio            $76,000            $60,800            $ 2,027
                                                                                        =======


(P) Represents the net decrease in interest expense resulting from the debt repayments completed by the Company in 1997.

(Q) Represents the weighted average of Common Stock utilized to calculate basic earnings per share. Pro forma weighted average common shares include 2,300,000 shares issued as part of the January 1997 Common Stock Offering, 2,131,700 shares issued as part of the June 1997 Common Stock Offering, 4,776,300 shares issued as part of the November 1997 Common Stock Offering and 874,317 shares issued as part of the December 1997 Common Stock Offering.

(R) Excludes the effect of a $5,594 nonrecurring net gain on the sale of Waterhouse Apartments.

(S) Excludes the effect of a $6,427 nonrecurring gain on the sale of the Lora Lake Apartments.

(T) Excludes the effect of a $28,913 nonrecurring gain on the sale of the Northwest Multifamily Properties.

                                 EXHIBIT INDEX


  EXHIBIT
   NUMBER                             DESCRIPTION
  -------       ---------------------------------------------------------------
    10.1        Purchase Agreement and Escrow Instructions and related
                amendments between Pacific Gulf Properties Inc. (as seller) and
                SAP II Originating LLC (as buyer) for the sale of the Northwest
                Multifamily Properties.

    10.2 Industrial Portfolio Agreement of Purchase and Sale and related amendments between Pacific Gulf Properties Inc. (as buyer) and RREEF Performance Partnership I - LP (as seller) for the acquisition of the RREEF industrial properties.

    10.3 Industrial Portfolio Agreement of Purchase and Sale and related amendments between Pacific Gulf Properties Inc. (as buyer) and SPT Real Estate Corp. (as seller) for the acquisition of the SPT industrial property.